Exhibit 99.1

Reven Housing REIT, Inc. Announces Offering of 6.0% Series A Cumulative Convertible Redeemable Preferred Stock

SAN DIEGO, CALIFORNIA, October 23, 2019—Reven Housing REIT, Inc. (“Reven” or the “Company”) (Nasdaq: RVEN) announced today that it intends to offer up to $15 million of its newly authorized 6.0% Series A Cumulative Convertible Redeemable Preferred Stock (the “Series A Preferred Stock”) to its stockholders who are accredited investors pursuant to Rule 506(c) of the Securities Act of 1933, as amended (the “Securities Act”). The closing of the offering of Series A Preferred Stock (the “Offering”) will be conditioned, among other things, on Reven’s acceptance of a minimum of $10 million in subscriptions for the Series A Preferred Stock and is expected to occur (if at all) as promptly as practicable following the closing of Reven’s merger (the “Merger”) with an affiliate of KBS Strategic Opportunity REIT, Inc. (the “Acquirer”) under the previously announced Agreement and Plan of Merger with certain affiliates of the Acquirer (as amended, the “Merger Agreement”).

The Series A Preferred Stock will have a liquidation preference of $1,000 per share in the event of any voluntary or involuntary liquidation, dissolution or winding up of the Company and will accrue quarterly dividends from the date of issuance at an initial rate of 6.0% of the liquidation preference per annum (equivalent to $60.00 per share per annum).

Beginning on the second anniversary of the issuance date, the holders of shares of Series A Preferred Stock will have the option to submit their shares of Series A Preferred Stock for redemption by the Company, at a redemption price equal to (i) prior to the third anniversary of the issuance date, $1,000 per share, plus any accrued and unpaid dividends, and (ii) thereafter, $1,120 per share, plus any accrued and unpaid dividends. Shares of Series A Preferred Stock will not be redeemable at the option of the Company prior to the third anniversary of the issuance date. Thereafter, the Company will have the option to redeem shares of Series A Preferred Stock, in whole or in part, at a redemption price equal to $1,120 per share, plus any accrued and unpaid dividends.

Shares of the Series A Preferred Stock will be convertible into shares of common stock of the Company at any time on or after the third anniversary date of the issuance date, if, and only if, shares of the Company’s common stock are listed or traded on any national securities exchange. Shares of Series A Preferred Stock will be convertible into such number of shares of common stock calculated based upon a sum of $1,120 per share, plus any accrued and unpaid dividends, divided by the applicable conversion price. The initial conversion price for the Series A Preferred Stock will be equal to 110% of the Aggregate Merger Consideration (as defined and finally determined pursuant to the Merger Agreement) paid by the Acquirer in the Merger, divided by the number of shares of common stock issued and outstanding immediately after the Company’s initial public offering.

Shares of Series A Preferred Stock will not have any voting rights other than with respect to the following transactions (which will require the approval of a majority of the then-outstanding shares of Series A Preferred Stock): (i) the Company’s loan to value ratio exceeding 70%; (ii) any amendments to the Company’s charter (including by merger, consolidation or transfer of all or substantially all of the Company’s assets) materially and adversely affecting the rights or preferences of the Series A Preferred Stock; (iii) a share exchange affecting the Series A Preferred Stock or a merger or consolidation involving the Company, unless each share of Series A Preferred Stock either remains outstanding without a material and adverse change to its terms and rights or is converted into or exchanged for preferred shares of the surviving entity having terms identical to those of the Series A Preferred Stock; and (iv) the authorization, creation or issuance of additional shares of Series A Preferred Stock or shares of capital stock ranking senior to the Series A Preferred Stock in respect of dividends and distributions of assets upon liquidation, dissolution or winding up.

The Offering will expire at 5:00 p.m., Eastern Time on October 31, 2019, unless extended by the Company. Only stockholders of record of the Company who are “accredited investors” (as defined in Rule 501(a) of Regulation D under the Securities Act) are eligible to participate in the Offering. The Company proposes to consummate the Closing on or about November 4, 2019, promptly following the closing of the Merger. It is expected that, upon the closing of the Merger, the Company’s name will be changed to Pacific Oak Residential Trust, Inc.

The Company intends to use the net proceeds of the Offering to acquire additional residential assets or securities, and for general corporate purposes.

The shares of Series A Preferred Stock to be offered for sale by the Company have not been registered under the Securities Act or any state securities laws, and until so registered, may not be offered or sold in the United States except pursuant to an exemption from the registration requirements of the Securities Act and applicable state securities laws.

This press release is not intended to constitute, and shall not be construed as, an offer to sell or a solicitation of an offer to buy any shares of Series A Preferred Stock or other securities, nor shall there be any sale of any shares of Series A Preferred Stock or other securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such state or jurisdiction. Any offers of shares of Series A Preferred Stock will be made only by means of private offering documents.

Forward-Looking Statements:

This press release includes forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements include, but are not limited to, statements regarding the proposed Offering, including the minimum and maximum amounts offered, the anticipated uses of proceeds from the proposed offering, and the expected closing date of the proposed offering, statements regarding the Company’s proposed Merger transactions with affiliates of the Acquirer, including the anticipated timing and consummation of the proposed Merger, and statements containing words such as “anticipate,” “approximate,” “believe,” “plan,” “estimate,” “expect,” “project,” “could,” “would,” “should,” “will,” “intend,” “may,” “might,” “potential,” “upside,” and other similar expressions. All statements in this press release that are not historical facts are forward-looking statements that reflect the best judgment of the Company based upon currently available information.

Such forward-looking statements are inherently uncertain, and stockholders and other potential investors must recognize that actual results may differ materially from the Company’s expectations as a result of a variety of factors, including, without limitation, those discussed below. Such forward-looking statements are based upon management’s current expectations and include known and unknown risks, uncertainties and other factors, many of which the Company is unable to predict or control, that may cause its actual results, performance or plans to differ materially from any future results, performance or plans expressed or implied by such forward-looking statements. These statements involve risks, uncertainties and other factors discussed below and detailed from time to time in the Company’s filings with the SEC.

Risks and uncertainties related to the proposed Merger include, but are not limited to, potential adverse reactions or changes to business relationships resulting from the announcement or completion of the Merger, uncertainties as to the timing of the Merger, adverse effects on the Company’s stock price resulting from the announcement of the Merger or the failure of the Merger to be completed, competitive responses to the announcement of the Merger, the risk that third-party approvals required for the consummation of the Merger are not obtained or are obtained subject to terms and conditions that are not anticipated, litigation relating to the Merger, the inability to retain key personnel, and any changes in general economic and/or industry-specific conditions.

In addition to the factors set forth above, other factors that may affect the Company’s plans, results or stock price are set forth in its most recent Annual Report on Form 10-K and in its subsequently filed Quarterly Reports on Form 10-Q and Current Reports on Form 8-K.

Many of these factors are beyond the Company’s control. The Company cautions investors that any forward-looking statements made by it are not guarantees of future performance. The Company disclaims any obligation to update any such factors or to announce publicly the results of any revisions to any of the forward-looking statements to reflect future events or developments.

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